UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 – October 31, 2020

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds October 31, 2020 AMG GW&K Core Bond ESG Fund

Class N: MBGVX	Class I: MBDFX	Class Z: MBDLX
AMG GW&K Emerging Wealth Equity Fund (formerly AMG GW&K Trilogy Emerging Wealth Equity Fund)

Class N: TYWVX	Class I: TYWSX	Class Z: TYWIX
AMG GW&K Emerging Markets Equity Fund (formerly AMG GW&K Trilogy Emerging Markets Equity Fund)

Class N: TLEVX	Class I: TLESX	Class Z: TLEIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	103120 AR069

AMG Funds Annual Report — October 31, 2020

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Core Bond ESG Fund	4

AMG GW&K Emerging Wealth Equity Fund	12

AMG GW&K Emerging Markets Equity Fund	18

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	25

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	27

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	28

Detail of changes in assets for the past two fiscal years

Financial Highlights	29

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	38

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

OTHER INFORMATION	47

TRUSTEES AND OFFICERS	48

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	50

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ending October 31, 2020, was a volatile period for financial markets marked by a dramatic selloff and extraordinary rebound amid the unprecedented global effort to stop the COVID-19 pandemic. During the first half of the fiscal year, equities achieved new record highs against the backdrop of a healthy economy and strong investor sentiment. However, a broad-based selloff occurred amid a global flight to quality as investors assessed the scope of the unfolding COVID-19 health care crisis, a deteriorating economy, and skyrocketing unemployment. An oil price war initiated between Saudi Arabia and Russia only made matters worse. From its peak in mid-February 2020, the S&P 500® Index declined (33.79)% over the span of a few weeks, bringing the eleven-year bull market to an abrupt end. In response to the crisis, global central banks and governments were quick to flood the market with massive fiscal and monetary stimulus which helped to stabilize the market and led to an impressive recovery in risk assets, albeit a very uneven one. So despite the volatility, the S&P 500® Index still achieved a 9.71% return for the fiscal year.

During the year there was very wide dispersion in performance across sectors, with information technology and consumer discretionary sectors leading the market with returns of 34.47% and 24.69%, respectively. On the other hand, companies in the energy sector fell (45.24)%, and financials, real estate, and industrials also produced negative returns. Growth stocks significantly outperformed value stocks for the period with returns of 29.22% and (7.57)% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. Large caps also outperformed small caps as measured by the 9.71% return for the S&P 500® Index compared to (0.14)% for the Russell 2000® Index. Outside the U.S., emerging markets outperformed developed markets with the 8.25% return for the MSCI Emerging Markets Index compared to the (6.86)% return for the MSCI EAFE Index.

Interest rates fell dramatically and led to strong returns for bond investors as the U.S. Federal Reserve slashed short-term rates in response to the slowing economy. The 10-year Treasury yield ended the year near a historic low yield of 0.88%. The Bloomberg Barclays U.S. Aggregate Bond Index®, a broad measure of U.S. bond market performance, returned 6.19% over the period. Riskier high yield bonds lagged the broader bond market with a 3.49% return as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index®.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2020*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	9.71%	10.42%	11.71%

Small Cap	(Russell 2000® Index)	(0.14)%	2.19%	7.27%

International	(MSCI All Country World Index ex USA)	(2.61)%	(0.19)%	4.26%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	6.19%	5.06%	4.08%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	3.49%	4.24%	6.32%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	3.59%	4.09%	3.70%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.30%	1.89%	1.43%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2020	Expense Ratio for the Period	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Expenses Paid During the Period*
AMG GW&K Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.88%	$1,000	$1,021	$4.47

Class I	0.55%	$1,000	$1,023	$2.80

Class Z	0.48%	$1,000	$1,023	$2.44

Based on Hypothetical 5% Annual Return

Class N	0.88%	$1,000	$1,021	$4.47

Class I	0.55%	$1,000	$1,022	$2.80

Class Z	0.48%	$1,000	$1,023	$2.44
AMG GW&K Emerging Wealth Equity Fund

Based on Actual Fund Return

Class N	1.26%	$1,000	$1,225	$7.05

Class I	0.97%	$1,000	$1,226	$5.43

Class Z	0.86%	$1,000	$1,227	$4.81

Based on Hypothetical 5% Annual Return

Class N	1.26%	$1,000	$1,019	$6.39

Class I	0.97%	$1,000	$1,020	$4.93

Class Z	0.86%	$1,000	$1,021	$4.37

Six Months Ended October 31, 2020	Expense Ratio for the Period	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Expenses Paid During the Period*
AMG GW&K Emerging Markets Equity Fund

Based on Actual Fund Return

Class N	1.36%	$1,000	$1,232	$7.63

Class I	1.00%	$1,000	$1,234	$5.62

Class Z	0.93%	$1,000	$1,236	$5.23

Based on Hypothetical 5% Annual Return

Class N	1.36%	$1,000	$1,018	$6.90

Class I	1.00%	$1,000	$1,020	$5.08

Class Z	0.93%	$1,000	$1,020	$4.72

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ending October 31, 2020, AMG GW&K Core Bond ESG Fund’s (the “Fund)” Class I shares returned 5.55%, compared to the return of 6.19% for the Bloomberg Barclays U.S. Aggregate Bond Index® (the “Index”).

OVERVIEW

GW&K Investment Management, LLC (“GWK”) believes that responsible corporate behavior with respect to ESG (environmental, social, and governance) factors can lead to positive and sustainable long-term financial performance and aligns with our pursuit of quality investments. GW&K has been incorporating ESG factors into our equity and fixed income analysis process for several years, and as a signatory of the UN Principals for Responsible Investment, we are committed to incorporating the assessment of ESG issues into our fundamental research process. We believe ESG investing adds value to our investment process by improving our assessment of risk and enhancing our ability to identify high quality credits; aids our up-in-quality bias by improving identification of credits with less long-term volatility; limits our exposure to credit ratings downgrades and negative events that are difficult to quantify; and deepens our fundamental credit analysis and leads to better outcomes by providing a more nuanced and complete picture.

ESG considerations have long informed our process. We focus on business and credit fundamentals, relative valuation, and technical considerations. We believe ESG factors are important considerations in analyzing a company’s business and financial policy and that they highlight non-financial risks that can significantly affect a company’s financial health over the long term. Just as with credit risks, investors require additional compensation for ESG risks, leading to potential inefficiencies in valuation.

MARKET OVERVIEW

The end of 2019 saw a sharp turn in sentiment across fixed income markets that led to a selloff in interest rates and further tightening in credit spreads. The primary catalyst for the reversal was the completion of a “phase one” trade agreement between the U.S. and China, though positive signs from the labor market and evidence of stability in global manufacturing lifted sentiment as well. Additionally, the U.S. Federal Reserve (the “Fed”) made it clear that tightening was effectively out of the question until the committee sees meaningful evidence of inflation, suggesting monetary policy is likely to remain accommodative indefinitely. By year-end, worries of a trade-war-inspired global slowdown or a central bank induced liquidity crisis had been replaced with talk of green shoots, inflection points, and the recession that never was.

At the start of 2020, fixed income markets experienced an extraordinarily volatile quarter as COVID-19 evolved into a global pandemic and investors aggressively shed risk assets amid a massive, system-wide deleveraging. Measures enacted to slow the spread of the virus effectively shut down entire segments of the world economy, and the implications for growth, liquidity, and inflation were profound. Expectations for second quarter 2020 pointed to declines of as much as a third of Gross Domestic Product (GDP). Companies began hoarding cash by drawing down lines of credit, and break-evens fell to their lowest level in two decades. Adding to the tumult was the start of a crude price war between Russia and Saudi Arabia, which exacerbated the selloff inspired by an already dire outlook for demand and lead oil to post its worst quarter on record. Sentiment was similarly dismal, as investors struggled to handicap the ultimate duration and severity of the slowdown. They pulled record amounts of cash from investment grade mutual funds and caused dislocations in even the safest corners of the fixed income market, desperate to raise cash by selling anything they could. Fiscal and monetary authorities took significant steps to mitigate the fallout from the virus, but given the unprecedented nature of the threat it posed, the long-term efficacy of these efforts remained an open question.

Fixed income markets made gains in the second quarter of 2020, benefiting from ongoing support from the Fed and renewed investor optimism amid the country’s gradual reopening. Data suggested the bottom was likely in, as green shoots across the economy drove the recovery narrative. The consumer proved remarkably resilient, with a V-shaped rebound unfolding in the retail, housing, and auto sectors. Business activity also bounced, as manufacturing sentiment and new orders pointed to a steady pace of progress in returning to pre-pandemic levels. Adding to the turnaround’s momentum were expectations of additional fiscal stimulus, which would not only provide an obvious boost to the economy but also, more importantly, narrow the range of potential adverse outcomes. Despite the unprecedented size and scope of the Fed’s intervention, however, alarming news of rising case counts, renewed lockdowns across the country, and uncertain progress on the development of treatments and vaccines tempered the rally in the closing weeks. The potential for a significant second wave in the fall loomed as well, and posed a serious threat to investor optimism. On the one hand, the Fed’s relatively downbeat economic outlook ensures that it is likely to provide necessary support for the indefinite future. On the other hand, it paints a challenging picture for the nation’s recovery. The key question fixed income markets faced was which of these two forces would prevail in the coming quarters.

Fixed income markets were remarkably subdued in the third quarter, trading in an extremely narrow range despite major economic advances and significant developments epidemiologically and politically. For much of the period, this calm was striking for its apparent insensitivity to the steady progress of the U.S. recovery. The consumer continued to display astonishing resilience, the housing sector soared, and the labor market made major strides in its path back to normalcy. Encouraging results in the hunt for a COVID-19 vaccine and improved outcomes for those infected also seemed to have little impact. Toward the end of the quarter, this muted trading was all the more notable, considering the looming uncertainty investors face heading into year end. Signs had already begun to emerge that the “second wave” was forming, negotiators remained far apart in their efforts to agree on a second round of stimulus, and there was increasing concern that a protracted vote count could result in a weeks-long delay in determining the outcome of the election. Yet the bond market exited the quarter essentially where it started. Of course, the cause of this apparent tranquility is no mystery: The Fed remains absolutely dominant across all corners of the fixed income market. And as its influence continues to overwhelm fundamentals and distort pricing mechanisms, it has become increasingly challenging and all the more important for investors to be discerning in their yield curve positioning and sector allocation.

Interest rates rose in October, particularly at the long end, as the market priced in growing odds of a Democratic sweep in the election. While the yield on the 10-year Treasury never broke out of its 0.50%–0.90% post-March trading range, the 2s-to-10s curve spread steepened to its highest level since 2018. For much of the month, the focus was on the prospects for a Phase 4 stimulus package out of Washington, with on-again/off-again negotiations reflected in volatile market swings. Meanwhile, behind the scenes, economic data remained encouraging, as housing stayed strong, consumer spending held up, and labor markets continued to

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

heal. We learned that third quarter GDP rebounded sharply, regaining almost two-thirds of lost output from the first half of 2020, leaving the economy only (3.5)% smaller than where it began the year. And yet, over the final week of October, risk aversion once again took center stage, routing oil prices and sending stocks tumbling. Several factors were responsible, from renewed coronavirus-related restrictions in Europe and the United States to jitters over the possibility of a contested U.S. election to changing timetables on the availability of COVID-19 vaccines. For the month, two-year Treasury yields edged up 3 bps while five-, 10-, and 30-year yields rose 11 bps, 19 bps, and 21 bps, respectively.

FUND REVIEW

The Fund underperformed in the first part of its fiscal year due to its overweight to spread product during the onset of the COVID-19 pandemic. The above-benchmark allocation to investment grade corporate bonds and taxable municipals detracted from returns. Treasuries, on the other hand, outperformed, and the Fund was underweighted. Partially offsetting these headwinds was an overweight to agency mortgage backed securities (“MBS”), which we took advantage of during the market’s indiscriminate selloff in part of March. Subsequently, markets grasped a risk-on tone toward the end of March, as the Fed and fiscal policy backstopped the economy. The Fund’s overweight to investment-grade corporates and taxable municipals served as strong tailwinds during this period. Corporate security selection for the full year was a modest detractor, the majority of which came from the technology sector. Selection in financials also hurt. Partially compensating for these was good selection within consumer cyclicals. Additionally, selection within agency MBS was a positive due to our preference for conventional and specified pools. The yield curve effect was negative. The Fund gained from its underweight to the long end of the yield curve, which experienced the smallest decrease in rates. However, the Fund’s duration positioning weighed on relative performance at times throughout the year, especially being short duration in March.

The Fund’s ESG focus resulted in repositioning in the corporate bond sector during the period. Listed below are examples of trades conducted over the period where ESG factors had a key influence in our decision making process.

Purchases throughout the period included: a green bond from stable-business Sysco Corp.; The Ford Foundation for its attractive valuation and favorable ESG characteristics; Xylem Inc. due to its strong ESG profile and solid fundamentals; Equinix Inc. as an opportunity to add a green bond with good fundamentals; National Rural Utilities Cooperative Finance Corp. to add ESG exposure with a newly issued sustainable bond in a defensive utility credit; and The Korea Development Bank to add high quality green bond exposure.

Sales during the period included Exelon Inc. for its lower ESG score and Citigroup Inc. because of ESG concerns related to recent operational miscues.

OUTLOOK

The desultory tone of the rates market highlights the extent to which the Treasury sector has become a policy tool rather than a useful means of price discovery—particularly at the front end, where the effects of the Fed’s intervention are most apparent. The signal farther out is a little clearer and there is some evidence that inflation concerns have begun to influence trading at the long end, but the overall level and shape of the curve nevertheless reflect broad-based skepticism around the 2% target. In light of this tension between an economy with significant excess slack and the Fed’s stated goal, we are neutral duration across the Fund. But we are expressing this view by underweighting the long end in favor of intermediate maturities. The belly of the curve not only offers relatively attractive carry and roll, it is also less susceptible to an uptick in inflation in the event the Fed is successful sooner than expected.

Rates have risen recently, mostly on the long end. Spreads have continued to tighten. As the recovery continues to unfold, we remain constructive on credit relative to Treasuries. The duration of the Treasury market reached yet another record length while its yield continues to sit near a record low. We believe this combination remains an unattractive value proposition and consequently the Fund has minimal exposure to the sector. Credit, meanwhile, is well positioned to benefit from both constructive fundamentals and Fed largesse, while spreads continue to sit wide of recent lows. The Fund remains overweighted in corporate credit, given its superior carry, potential for spread compression, and insulation against rising rates. Within the space, we continue to find high-quality franchises in COVID-19-exposed sectors that we expect to survive the slowdown and be in a strong competitive position on the other side. The Fund has also maintained an out-of-benchmark exposure to fixed-to-floating hybrid preferred bank securities, given their attractive yields and conservatively capitalized balance sheets. Our securitized exposure is neutral, in light of heightened prepayment uncertainty, though within the space we prefer higher-coupon, seasoned pools with more attractive convexity profiles.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2020, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Core Bond ESG Fund’s Class I shares on October 31, 2010 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Core Bond ESG Fund and the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Core Bond ESG Fund[2,3,4,5,6,7,8], 9

Class N	5.31%	3.64%	—	3.17%	05/08/15

Class I	5.55%	3.96%	3.39%	5.84%	04/30/93

Class Z	5.73%	4.06%	—	3.59%	05/08/15

Bloomberg Barclays U.S. Aggregate Bond Index®[10]	6.19%	4.08%	3.55%	5.34%	04/30/93†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2020. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[9]  Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

    Subadviser will reflect the beliefs or values of any particular investor.

[10] The Bloomberg Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Core Bond ESG Fund Fund Snapshots (unaudited) October 31, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	48.8

U.S. Government and Agency Obligations	40.0

Municipal Bonds	8.5

Foreign Government Obligations	0.7

Other Assets Less Liabilities	2.0

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	40.9

Aaa/AAA	3.3

Aa/AA	14.9

A	16.4

Baa/BBB	24.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

United States Treasury Notes, 4.500%, 02/15/36	4.4

FHLMC, 2.500%, 10/01/34	2.3

FNMA, 4.500%, 06/01/41	2.3

FNMA, 4.500%, 04/01/39	2.0

California State General Obligation, School Improvements, 7.550%, 04/01/39	2.0

Oracle Corp., 2.500%, 04/01/25	2.0

FNMA, 4.500%, 04/01/39	2.0

FHLMC, 2.500%, 08/01/50	2.0

Verizon Communications, Inc., 3.875%, 02/08/29	2.0

Campbell Soup Co., 4.150%, 03/15/28	2.0

Top Ten as a Group	23.0

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments October 31, 2020

	Principal Amount	Value

Corporate Bonds and Notes - 48.8%

Financials - 12.1%

Bank of America Corp.
Series MM, (4.300% to 01/28/25 then 3 month LIBOR + 2.664%), 4.300%, 01/28/25[1,2,3]	$2,129,000	$2,079,777

The Bank of New York Mellon Corp.
MTN, 2.450%, 08/17/26	987,000	1,074,440

Boston Properties, LP
3.400%, 06/21/29	1,945,000	2,111,821

The Charles Schwab Corp.
Series G, (5.375% to 06/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.971%), 5.375%, 06/01/25[1,2,3]	2,926,000	3,209,237

Crown Castle International Corp.
4.000%, 03/01/27	1,840,000	2,080,642

Equinix, Inc.
1.000%, 09/15/25	1,050,000	1,046,779

The Goldman Sachs Group, Inc.
3.500%, 11/16/26	2,794,000	3,095,518

JPMorgan Chase & Co.
Series FF, (5.000% to 08/01/24 then SOFRRATE + 3.380%), 5.000%, 08/01/24[1,2,3]	2,059,000	2,060,740

MetLife, Inc.
Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3]	2,109,000	2,120,304

Morgan Stanley, GMTN
(4.431% to 01/23/29 then 3 month LIBOR + 1.628%), 4.431%, 01/23/30[1,3]	1,725,000	2,068,584

Truist Financial Corp.
Series N, (4.800% to 09/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.003%), 4.800%, 09/01/24[1,2,3]	1,036,000	1,045,349

Visa, Inc.
3.150%, 12/14/25	2,753,000	3,064,450

Total Financials		25,057,641

Industrials - 35.7%

Apple, Inc.
2.900%, 09/12/27	1,868,000	2,082,756

AT&T, Inc.
4.250%, 03/01/27	1,826,000	2,101,796

Automatic Data Processing, Inc.
3.375%, 09/15/25	2,771,000	3,122,660

BorgWarner, Inc.
2.650%, 07/01/27	2,044,000	2,148,244

Campbell Soup Co.
4.150%, 03/15/28	3,516,000	4,074,702

Comcast Corp.
4.150%, 10/15/28	1,761,000	2,096,400

CommonSpirit Health
3.347%, 10/01/29	2,394,000	2,503,937

	Principal Amount	Value

Costco Wholesale Corp.
1.600%, 04/20/30	$2,049,000	$2,073,366

CVS Health Corp.
5.125%, 07/20/45	1,785,000	2,262,745

Fiserv, Inc.
4.200%, 10/01/28	1,785,000	2,100,249

The Ford Foundation
Series 2020, 2.415%, 06/01/50	2,357,000	2,314,094

The George Washington University
Series 2018, 4.126%, 09/15/48	2,726,000	3,223,972

Georgia-Pacific LLC
8.000%, 01/15/24	1,583,000	1,939,515

Johnson Controls International plc/Tyco Fire & Security Finance SCA (Ireland)
1.750%, 09/15/30	2,100,000	2,092,550

Kaiser Foundation Hospitals
3.150%, 05/01/27	1,915,000	2,114,066

Lear Corp.
3.800%, 09/15/27	1,991,000	2,136,191

Lowe’s Cos., Inc.
4.000%, 04/15/25	1,852,000	2,100,141

Magna International, Inc. (Canada)
2.450%, 06/15/30	2,037,000	2,141,572

McDonald’s Corp., MTN
3.700%, 01/30/26	2,301,000	2,598,968

Microsoft Corp.
2.525%, 06/01/50	2,263,000	2,315,892

Oracle Corp.
2.500%, 04/01/25	3,933,000	4,211,516

Parker-Hannifin Corp.
3.250%, 06/14/29	1,914,000	2,151,957

Precision Castparts Corp.
3.250%, 06/15/25	1,866,000	2,063,755

RELX Capital, Inc.
4.000%, 03/18/29	1,881,000	2,183,558

ServiceNow, Inc.
1.400%, 09/01/30	2,130,000	2,061,423

Sysco Corp.
2.400%, 02/15/30	2,424,000	2,468,732

T-Mobile USA, Inc.
3.500%, 04/15/25[4]	1,000,000	1,096,610

TWDC Enterprises 18 Corp., MTN
1.850%, 07/30/26	2,007,000	2,104,314

Verizon Communications, Inc.
3.875%, 02/08/29	3,527,000	4,133,623

VF Corp.
2.800%, 04/23/27	2,023,000	2,185,793

Xylem, Inc.
2.250%, 01/30/31	2,064,000	2,161,388

Total Industrials		74,366,485

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 1.0%

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	$2,086,000	$2,052,336

Total Corporate Bonds and Notes
(Cost $95,490,877)		101,476,462

Municipal Bonds - 8.5%

California State General Obligation, School Improvements
7.550%, 04/01/39	2,475,000	4,256,950

JobsOhio Beverage System
Series B, 4.532%, 01/01/35	1,735,000	2,199,928

Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	2,685,000	3,643,438

Massachusetts School Building Authority
Series B, 1.753%, 08/15/30	2,142,000	2,125,999

Metropolitan Transportation Authority
6.687%, 11/15/40	1,825,000	2,168,301

University of California, University & College Improvements
Series BD, 3.349%, 07/01/29	2,985,000	3,356,632

Total Municipal Bonds
(Cost $16,413,392)		17,751,248

U.S. Government and Agency Obligations - 40.0%

Fannie Mae - 21.0%

FNMA
2.000%, 08/01/50 to 09/01/50	2,721,283	2,808,513
3.500%, 03/01/30 to 03/01/48	10,131,909	11,081,970
4.000%, 03/01/44 to 07/01/49	9,789,094	10,835,347
4.500%, 04/01/39 to 06/01/41	13,834,394	15,506,509
5.000%, 08/01/40	3,082,645	3,556,130

Total Fannie Mae		43,788,469

Freddie Mac - 11.7%

FHLMC
1.500%, 11/01/50	819,000	826,118
2.000%, 09/01/50	1,667,857	1,721,319

	Principal Amount	Value

FHLMC
2.500%, 10/01/34 to 08/01/50	$8,394,727	$8,893,949
5.000%, 07/01/44	2,449,011	2,823,664

FHLMC Gold Pool
3.500%, 07/01/32 to 05/01/44	2,231,881	2,461,494
4.000%, 05/01/26	115,158	122,243

FHLMC Multifamily Structured Pass Through Certificates
Series K054, Class A2 2.745%, 01/25/26	1,472,000	1,612,189
Series K058, Class A2 2.653%, 08/25/26	191,000	210,513
Series K062, Class A2 3.413%, 12/25/26	513,000	587,673
Series K063, Class A2 3.430%, 01/25/27[3]	2,544,000	2,912,857
Series K071, Class A2 3.286%, 11/25/27	1,912,000	2,205,394

Total Freddie Mac		24,377,413

U.S. Treasury Obligations - 7.3%

United States Treasury Bonds
4.500%, 02/15/36	6,137,000	9,075,089

United States Treasury Notes
2.000%, 11/30/22	3,863,000	4,010,579
6.250%, 08/15/23	1,785,000	2,086,288

Total U.S. Treasury Obligations		15,171,956

Total U.S. Government and Agency Obligations
(Cost $78,738,432)		83,337,838

Foreign Government Obligation - 0.7%

The Korea Development Bank (South Korea)
0.500%, 10/27/23
(Cost $1,381,526)	1,385,000	1,386,083

Total Foreign Government Obligation
(Cost $1,381,526)		1,386,083

Total Investments - 98.0%
(Cost $192,024,227)		203,951,631

Other Assets, less Liabilities - 2.0%		4,127,896

Net Assets - 100.0%		$208,079,527

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $1,096,610 or 0.5% of net assets.

CMT FHLMC FNMA GMTN LIBOR MTN SOFRRATE	Constant Maturity Treasury Freddie Mac Fannie Mae Global Medium-Term Notes London Interbank Offered Rate Medium-Term Note Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$101,476,462	—	$101,476,462
Municipal Bonds	—	17,751,248	—	17,751,248
U.S. Government and Agency Obligations†	—	83,337,838	—	83,337,838
Foreign Government Obligation	—	1,386,083	—	1,386,083

Total Investments in Securities	—	$203,951,631	—	$203,951,631

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Wealth Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Despite the economic impact of pandemic containment measures, emerging markets delivered respectable performance for the year ended October 2020; the MSCI Emerging Markets Index (“MSCI EM”) advanced 8.25%. The headline result does not tell the whole story, however, as returns varied markedly across regions. Thanks to the size, scale, and exceptional performance of China, Taiwan, and South Korea, Asia more than offset negative results in Latin America and Europe, Middle East and Africa (“EMEA”).

North Asia’s economic activity quickly returned to normal thanks to robust public health measures. China and Taiwan are among the few major countries in the world to report positive year-on-year GDP growth in the third quarter of 2020, with gains of 4.9% and 3.3%, respectively. In addition, favorable exposure to information technology demand, particularly semiconductors, supported business activity in Taiwan and South Korea. As a result, the MSCI Asia Index returned 20.1% for the period.

In contrast, Latin America and EMEA have fared poorly in terms of both public health and economic performance, as noted in the performance of their equity markets. The MSCI EM Latin America Index declined (33.1%), while the MSCI EMEA Index fell (18.0%). Weak oil prices have been an issue for both regions, as the price of Brent crude oil declined sharply over the past year.

On a sector level, consumer discretionary 47.6%, information technology 35.3%, communication services 33.3%, and health care 32.0% were the strongest performing sectors while energy (29.9%), utilities (21.0%), and financials (20.5%) were down the most.

FUND REVIEW

AMG GW&K Emerging Wealth Equity Fund’s (the “Fund”) Class N shares returned 14.37%, compared to an 8.25% return for its benchmark, the MSCI EM for the fiscal year ended October 31, 2020. Much lower exposure to Latin America and EMEA had a positive impact on relative performance, as did the Fund’s developed market holdings, led by Infineon Technologies AG and QUALCOMM, Inc. Looking at performance on a sector basis, less exposure to the traditional banking industry in financials was a large contributor to performance, as was the Fund’s underweight allocation to the hard hit energy sector. Positive stock selection in the consumer staples sector was also additive as China’s leading baijiu spirits producer, Wuliangye Yibin Co., Ltd. performed well throughout the year, despite a challenging environment. Both an overweight allocation and stock selection in the health care sector also added significant value to fiscal year performance. Ping An Healthcare and Technology Co., Ltd., China’s leading online doctor consultation service, rallied on an increase in online consultations due to COVID-19. Finally, underweight allocations to the utilities, real estate, and industrials sectors helped relative performance. While the Fund’s overweight allocation to the consumer discretionary sector had a positive effect, this was offset by stock selection, and the sector ultimately detracted. Travel-related stocks, such as Macau based Sands China, Ltd, remain under pressure due to the negative impact of virus containment measures. Maruti Suzuki India, Ltd. also declined amid tough economic conditions in India.

OUTLOOK AND PORTFOLIO POSITIONING

As an efficacious COVID-19 vaccine becomes a closer reality, we are confident that a coordinated global economic recovery will unfold over the next several years. The U.S. dollar will likely remain benign or possibly decline versus a range of currencies as the country works to finance deficits at historically low interest rates. If history is any guide, EM equities should benefit from both economic recovery and potential dollar weakness. Relative equity valuations also remain a plus for EM, with the Shiller price/earnings ratio for the MSCI EM trading at 13.5x compared to 16.2x for the MSCI EAFE Index and 26.5x for the S&P 500® Index.

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposure to the consumer discretionary and health care sectors while our weights in financials, industrials, communication services, information technology, materials, and consumer staples decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, health care, and financials sectors and underweight positions in the information technology, communication services, materials, energy, industrials sectors, real estate, utilities and consumer staples relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 75% in EM Asia, 20% in developed markets, and 5% in EM Latin America.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2020, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Emerging Wealth Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Emerging Wealth Equity Fund’s Class N shares on March 19, 2015 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Emerging Wealth Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Emerging Wealth Equity Fund2, [3,4,5,6,7,8,9]

Class N	14.37%	10.29%	7.78%	03/19/15

Class I	14.63%	10.60%	8.06%	03/19/15

Class Z	14.75%	10.70%	8.17%	03/19/15

MSCI Emerging Markets Index[10]	8.25%	7.92%	4.92%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2020. All returns are in U.S. dollars ($).

[2]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10] The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

AMG GW&K Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data	provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FIDC insured, not bank guaranteed. May lose value.

AMG GW&K Emerging Wealth Equity Fund Fund Snapshots (unaudited) October 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	44.3

Financials	20.0

Information Technology	9.6

Health Care	7.8

Communication Services	6.1

Consumer Staples	5.1

Materials	2.4

Other Assets Less Liabilities	4.7

TOP TEN HOLDINGS

Security Name	% of Net Assets
Alibaba Group Holding, Ltd., Sponsored ADR (China)	10.0

Sands China, Ltd. (Macau)	5.4

QUALCOMM, Inc.	4.9

HDFC Bank, Ltd., ADR (India)	4.7

Trip.com Group, Ltd., ADR (China)	4.5

Yum China Holdings, Inc. (China)	4.2

Infineon Technologies AG (Germany)	4.0

Kotak Mahindra (India)	3.5

AIA Group, Ltd. (Hong Kong)	3.4

Ping An Insurance Group Co. of China, Ltd., Class H (China)	3.4

Top Ten as a Group	48.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments October 31, 2020

	Shares	Value

Common Stocks - 95.3%

Communication Services - 6.1%

Tencent Holdings, Ltd. (China)	56,390	$4,308,515

Tencent Music Entertainment Group, ADR (China)*	426,059	6,339,758

The Walt Disney Co. (United States)	18,318	2,221,057

Total Communication Services		12,869,330

Consumer Discretionary - 44.3%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	68,731	20,941,648

Booking Holdings, Inc. (United States)*	1,248	2,024,880

Eicher Motors, Ltd. (India)	102,980	2,898,156

Haidilao International Holding, Ltd. (China)[1,2]	236,000	1,563,217

Hermes International (France)	2,119	1,972,995

Huazhu Group, Ltd., ADR (China)[2]	130,109	5,156,220

Jubilant Foodworks, Ltd. (India)	132,038	3,872,393

LVMH Moet Hennessy Louis Vuitton SE (France)	6,375	2,988,256

MakeMyTrip, Ltd. (India)*,2	253,700	4,761,949

Maruti Suzuki India, Ltd. (India)	22,275	2,092,153

Moncler SpA (Italy)*	83,683	3,348,289

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	11,303	1,812,775

NIKE, Inc., Class B (United States)	17,539	2,106,083

Sands China, Ltd. (Macau)	3,251,600	11,411,828

Starbucks Corp. (United States)	19,326	1,680,589

TAL Education Group, ADR (China)*	56,530	3,756,984

Titan Co., Ltd. (India)	151,280	2,381,024

Trip.com Group, Ltd., ADR (China)*	332,492	9,562,470

Yum China Holdings, Inc. (China)	164,988	8,782,311

Total Consumer Discretionary		93,114,220

Consumer Staples - 5.1%

The Estee Lauder Cos., Inc., Class A (United States)	5,510	1,210,327

Foshan Haitian Flavouring & Food Co., Ltd., Class A (China)	19,400	464,312

LG Household & Health Care, Ltd. (South Korea)	3,314	4,393,965

Wal-Mart de Mexico, S.A.B. de CV (Mexico)	760,570	1,841,590

Wuliangye Yibin Co., Ltd., Class A (China)	77,103	2,819,071

Total Consumer Staples		10,729,265

Financials - 20.0%

AIA Group, Ltd. (Hong Kong)	759,100	7,224,489

	Shares	Value

China International Capital Corp., Ltd., Class H (China)*,1	1,063,600	$2,485,196

Credicorp, Ltd. (Peru)	17,688	2,028,460

Grupo Financiero Banorte, S.A.B de CV, Class O (Mexico)*	1,121,804	5,003,072

HDFC Bank, Ltd., ADR (India)*	173,283	9,953,375

Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	20,300	972,750

Kotak Mahindra (India)*	349,686	7,297,439

Ping An Insurance Group Co. of China, Ltd., Class H (China)	681,250	7,043,903

Total Financials		42,008,684

Health Care - 7.8%

Alibaba Health Information Technology, Ltd. (Hong Kong)*	165,602	434,280

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	1,116,381	4,520,825

CSPC Pharmaceutical Group, Ltd. (China)	329,600	350,011

Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	94,184	1,252,697

Meinian Onehealth Healthcare Holdings Co., Ltd., Class A (China)*	1,440,748	3,676,303

Novo Nordisk A/S, Class B (Denmark)	48,024	3,062,282

Ping An Healthcare and Technology Co., Ltd. (China)*,[1]	250,110	3,227,337

Total Health Care		16,523,735

Information Technology - 9.6%

Infineon Technologies AG (Germany)	302,435	8,420,119

Mastercard, Inc., Class A (United States)	4,935	1,424,438

QUALCOMM, Inc. (United States)	83,124	10,254,177

Total Information Technology		20,098,734

Materials - 2.4%

Asian Paints, Ltd. (India)	147,898	4,411,335

Chr Hansen Holding A/S (Denmark)	7,423	749,054

Total Materials		5,160,389

Total Common Stocks
(Cost $165,261,054)		200,504,357

Total Investments - 95.3%
(Cost $165,261,054)		200,504,357

Other Assets, less Liabilities - 4.7%		9,779,715

Net Assets - 100.0%		$210,284,072

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $7,275,750 or 3.5% of net assets.

[2]

Some of these securities, amounting to $7,345,204 or 3.5% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

ADR	American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$63,484,065	$29,630,155	—	$93,114,220
Financials	16,984,907	25,023,777	—	42,008,684
Information Technology	11,678,615	8,420,119	—	20,098,734
Health Care	—	16,523,735	—	16,523,735
Communication Services	8,560,815	4,308,515	—	12,869,330
Consumer Staples	3,051,917	7,677,348	—	10,729,265
Materials	—	5,160,389	—	5,160,389

Total Investments in Securities	$103,760,319	$96,744,038	—	$200,504,357

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at October 31, 2020, was as follows:

Country	% of Long-Term Investments
China	43.9
Denmark	1.9
France	2.5
Germany	4.2
Hong Kong	4.3
India	18.8
Italy	1.7
Macau	5.7
Mexico	3.4
Peru	1.0
South Korea	2.2
United States	10.4

100.0

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Markets Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Despite the economic impact of pandemic containment measures, emerging markets delivered respectable performance for the year ended October 2020; the MSCI Emerging Markets Index (“MSCI EM”) advanced 8.25%. The headline result does not tell the entire story, however, as returns varied markedly across regions. Thanks to the size, scale, and exceptional performance of China, Taiwan, and South Korea, Asia more than offset negative results in Latin America and Europe, Middle East and Africa (“EMEA”).

North Asia’s economic activity quickly returned to normal thanks to robust public health measures. China and Taiwan are among the few major countries in the world to report positive year-on-year GDP growth in the third quarter of 2020, with gains of 4.9% and 3.3%, respectively. In addition, favorable exposure to information technology demand, particularly semiconductors, supported business activity in Taiwan and South Korea. As a result, the MSCI Asia Index returned 20.1% for the period.

In contrast, Latin America and EMEA have fared poorly in terms of both public health and economic performance, as noted in the performance of their equity markets. The MSCI EM Latin America Index declined (33.1%), while the MSCI EMEA Index fell (18.0%). Weak oil prices have been an issue for both regions, as the price of Brent crude oil declined sharply over the past year.

On a sector level, consumer discretionary 47.6%, information technology 35.3%, communication services 33.3%, and health care 32.0% were the strongest performing sectors while energy (29.9%), utilities (21.0%), and financials (20.5%) were down the most.

FUND REVIEW

AMG GW&K Emerging Markets Equity Fund’s (the “Fund”) Class Z shares returned 8.01%, compared to an 8.25% return for its benchmark, the MSCI EM, for the fiscal year ended October 31, 2020. Regional allocation was a key factor in the performance shortfall due to the portfolio’s higher exposure to struggling Latin American markets. In addition, the portfolio’s bank holdings, particularly Brazil’s Banco Bradesco S.A. and Itau Unibanco Holding S.A., came under pressure over credit quality concerns in the wake of the pandemic. Recent company updates have been encouraging and both stocks have recovered from mid fiscal year lows.

Notwithstanding the portfolio’s strong consumer discretionary performance, not owning all the Chinese internet service companies detracted from the sector’s relative results. Stock selection in the health care sector detracted from performance due to the portfolio’s lack of exposure to Indian and Chinese pharmaceutical companies.

Positive sector highlights include an underweight position and strong stock selection in energy, thanks to standout performance from Indian oil marketing company Reliance Industries. Stock selection in consumer staples was also positive, as China’s leading baijiu spirits producer, Wuliangye Yibin Co., Ltd. delivered strong sales throughout the year. Taiwan Semiconductor Manufacturing Co., Ltd reported earnings well ahead of estimates and took the lead in the portfolio’s information technology sector, which also outperformed the Index. Less exposure to the weaker performing utilities and real estate sectors helped on a relative basis.

OUTLOOK AND PORTFOLIO POSITIONING

As an efficacious COVID-19 vaccine becomes a closer reality, we are confident that a coordinated global economic recovery will unfold over the next several years. The U.S. dollar will likely remain benign or possibly decline versus a range of currencies as the country works to finance deficits at historically low interest rates. If history is any guide, EM equities should benefit from both economic recovery and potential dollar weakness. Relative equity valuations also remain a plus for EM, with the Shiller price/earnings ratio for the MSCI EM trading at 13.5x compared to 16.2x for the MSCI EAFE Index and 26.5x for the S&P 500® Index.

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the information technology, consumer discretionary, and communication services sectors while our weights in financials, industrials, energy, real estate, and consumer staples decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, information technology, financials, consumer staples, and communication services sectors and underweight positions in the materials, energy, real estate, industrials, utilities, and health care sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with 79% in Asia, 9% in Latin America, and 8% in the EMEA region, including a small cash balance.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2020, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Emerging Markets Equity Fund’s Class Z shares on March 01, 2011 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Emerging Markets Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Emerging Markets Equity Fund2, [3,4,5,6,7,8,9,10,11]

Class N	7.55%	8.35%	1.78%	03/01/12

Class I	7.91%	8.70%	1.20%	03/01/11

Class Z	8.01%	8.83%	1.30%	03/01/11

MSCI Emerging Markets Index[12]	8.25%	7.92%	2.41%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2020. All returns are in U.S. dollars ($).

[2]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[4]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[5]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]  Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[9]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[10] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

AMG GW&K Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

[11] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[12] The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Emerging Markets Equity Fund Fund Snapshots (unaudited) October 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	23.7

Information Technology	21.2

Financials	19.4

Communication Services	14.4

Consumer Staples	8.0

Health Care	3.8

Industrials	2.4

Energy	2.2

Materials	1.1

Other Assets Less Liabilities	3.8

TOP TEN HOLDINGS

Security Name	% of Net Assets
Alibaba Group Holding, Ltd., Sponsored ADR (China)	8.2

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.9

Tencent Holdings, Ltd. (China)	6.2

Samsung Electronics Co., Ltd. (South Korea)	4.7

Prosus, N.V. (Netherlands)	2.8

HDFC Bank, Ltd. (India)	2.6

Housing Development Finance Corp., Ltd. (India)	2.6

Ping An Insurance Group Co. of China, Ltd., Class H (China)	2.4

Tencent Music Entertainment Group, ADR (China)	2.1

Baidu, Inc., Sponsored ADR (China)	1.9

Top Ten as a Group	40.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments October 31, 2020

	Shares	Value

Common Stocks - 96.2%

Communication Services - 14.4%

Autohome, Inc., ADR (China)	1,881	$179,730

Baidu, Inc., Sponsored ADR (China)*	6,177	821,850

MultiChoice Group (South Africa)	61,858	510,136

NetEase, Inc., ADR (China)	6,165	535,060

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,348,521	238,769

Tencent Holdings, Ltd. (China)	35,506	2,712,859

Tencent Music Entertainment Group, ADR (China)*	61,422	913,959

Zee Entertainment Enterprises, Ltd. (India)	161,549	409,155

Total Communication Services		6,321,518

Consumer Discretionary - 23.7%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	11,791	3,592,600

Feng TAY Enterprise Co., Ltd. (Taiwan)	119,916	727,920

Huazhu Group, Ltd., ADR (China)[1]	5,550	219,946

MakeMyTrip, Ltd. (India)*,1	22,548	423,226

Maruti Suzuki India, Ltd. (India)	1,600	150,278

Midea Group Co., Ltd., Class A (China)	46,585	543,656

Naspers, Ltd., N Shares (South Africa)*	2,663	519,891

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	3,087	495,093

Prosus, N.V. (Netherlands)	12,612	1,259,127

Sands China, Ltd. (Macau)	189,439	664,856

Shenzhou International Group Holdings, Ltd. (China)	30,160	524,765

Trip.com Group, Ltd., ADR (China)*	23,677	680,951

Yum China Holdings, Inc. (China)	11,417	607,727

Total Consumer Discretionary		10,410,036

Consumer Staples - 8.0%

Bid Corp., Ltd. (South Africa)	33,397	459,804

CP All PCL (Thailand)*	126,168	217,199

Dino Polska, S.A. (Poland)*,2	7,153	393,268

Fomento Economico Mexicano, S.A.B de CV (Mexico)	46,396	249,593

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (China)	34,500	205,019

LG Household & Health Care, Ltd. (South Korea)	385	510,464

Orion Corp. (South Korea)	3,619	346,768

Wal-Mart de Mexico, S.A.B. de CV (Mexico)	232,838	563,777

Wuliangye Yibin Co., Ltd., Class A (China)	15,500	566,717

Total Consumer Staples		3,512,609

	Shares	Value

Energy - 2.2%

Novatek PJSC, Sponsored GDR (Russia)	3,214	$387,522

Reliance Industries, Ltd. (India)	21,388	592,978

Total Energy		980,500

Financials - 19.4%

AIA Group, Ltd. (Hong Kong)	68,368	650,670

Banco Bradesco, S.A., ADR (Brazil)	126,069	441,242

Bank Mandiri Persero Tbk PT (Indonesia)	828,016	322,538

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,651,601	373,876

BDO Unibank, Inc. (Philippines)	155,785	285,268

China International Capital Corp., Ltd., Class H (China)*,2	174,800	408,436

Credicorp, Ltd. (Peru)	4,316	494,959

Grupo Financiero Banorte, S.A.B de CV, Class O (Mexico)*	137,042	611,186

HDFC Bank, Ltd. (India)*	71,240	1,137,698

Housing Development Finance Corp., Ltd. (India)	43,669	1,132,916

Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	55,642	227,576

Noah Holdings, Ltd., ADR (China)*	4,819	126,884

OTP Bank Plc (Hungary)*	11,945	372,619

Ping An Insurance Group Co. of China, Ltd., Class H (China)	103,720	1,072,431

Sberbank of Russia PJSC, Sponsored ADR (Russia)	73,485	742,304

Turkiye Garanti Bankasi, A.S. (Turkey)*	134,938	106,535

Total Financials		8,507,138

Health Care - 3.8%

Alibaba Health Information Technology, Ltd. (Hong Kong)*	44,000	115,387

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	105,000	425,201

Fleury, S.A. (Brazil)	103,931	497,743

Meinian Onehealth Healthcare Holdings Co., Ltd., Class A (China)*	133,000	339,371

Odontoprev, S.A. (Brazil)	124,811	271,028

Total Health Care		1,648,730

Industrials - 2.4%

Adani Ports & Special Economic Zone, Ltd. (India)	79,283	384,573

Grupo Aeroportuario del Pacifico, S.A.B de CV, Class B (Mexico)	35,762	297,743

Shanghai International Airport Co., Ltd., Class A (China)	35,569	351,881

Total Industrials		1,034,197

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 21.2%

Advantech Co., Ltd. (Taiwan)	33,727	$341,447

Delta Electronics, Inc. (Taiwan)	84,100	559,553

GDS Holdings, Ltd., ADR (China)*,1	2,750	231,110

Infosys, Ltd., Sponsored ADR (India)	41,369	590,336

Kingsoft Corp., Ltd. (China)	43,000	231,307

MediaTek, Inc. (Taiwan)	28,000	665,568

Pagseguro Digital, Ltd., Class A (Brazil)*	10,657	390,153

Samsung Electronics Co., Ltd. (South Korea)	40,767	2,049,179

SK Hynix, Inc. (South Korea)	9,484	672,822

Sunny Optical Technology Group Co., Ltd. (China)	17,376	288,496

	Shares	Value

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	199,632	$3,020,367

Tata Consultancy Services, Ltd. (India)	7,060	254,446

Total Information Technology		9,294,784

Materials - 1.1%

UPL, Ltd. (India)	80,933	494,475

Total Common Stocks (Cost $31,988,093)		42,203,987

Total Investments - 96.2% (Cost $31,988,093)		42,203,987

Other Assets, less Liabilities - 3.8%		1,650,372

Net Assets - 100.0%		$43,854,359

*	Non-income producing security.

[1]

Some of these securities, amounting to $865,468 or 2.0% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of these securities amounted to $801,704 or 1.8% of net assets.

ADR    American Depositary Receipt

GDR   Global Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Consumer Discretionary	$6,019,543	$4,390,493	—	$10,410,036

Information Technology	1,211,599	8,083,185	—	9,294,784

Financials	1,901,847	6,605,291	—	8,507,138

Communication Services	2,450,599	3,870,919	—	6,321,518

Consumer Staples	813,370	2,699,239	—	3,512,609

Health Care	768,771	879,959	—	1,648,730

Industrials	297,743	736,454	—	1,034,197

Energy	—	980,500	—	980,500

Materials	—	494,475	—	494,475

Total Investments in Securities	$13,463,472	$28,740,515	—	$42,203,987

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at October 31, 2020, was as follows:

Country	% of Long-Term Investments

Brazil	4.3

China	38.1

Hong Kong	1.8

Hungary	0.9

India	13.2

Indonesia	2.2

Macau	1.6

Mexico	4.1

Netherlands	3.0

Peru	1.2

Philippines	0.7

Poland	0.9

Russia	2.7

South Africa	3.5

South Korea	8.5

Taiwan	12.6

Thailand	0.5

Turkey	0.2

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities October 31, 2020

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Emerging Markets Equity Fund
Assets:
Investments at value[1] (including securities on loan valued at $0, $7,345,204, and $865,468, respectively)	$203,951,631	$200,504,357	$42,203,987
Cash	2,854,804	9,732,532	959,259
Foreign currency[2]	—	272,807	439,615
Receivable for investments sold	554,051	—	231,986
Dividend and interest receivables	1,188,398	63,853	93,377
Securities lending income receivable	—	2,066	110
Receivable for Fund shares sold	158,110	73,278	9,492
Receivable from affiliate	14,822	—	5,582
Prepaid expenses and other assets	13,289	16,788	8,836
Total assets	208,735,105	210,665,681	43,952,244
Liabilities:
Payable for investments purchased	481,604	—	—
Payable for Fund shares repurchased	15,872	86,441	7,000
Payable for foreign capital gains tax	—	106,120	—
Accrued expenses:
Investment advisory and management fees	53,187	98,929	20,619
Administrative fees	26,594	26,981	5,623
Distribution fees	394	372	90
Shareholder service fees	13,179	2,668	6,558
Other	64,748	60,098	57,995

Total liabilities	655,578	381,609	97,885

Net Assets	$208,079,527	$210,284,072	$43,854,359
[1] Investments at cost	$192,024,227	$165,261,054	$31,988,093
[2] Foreign currency at cost	—	$270,341	$434,300

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Emerging Markets Equity Fund

Net Assets Represent:
Paid-in capital	$196,576,458	$178,819,306	$32,386,468
Total distributable earnings	11,503,069	31,464,766	11,467,891
Net Assets	$208,079,527	$210,284,072	$43,854,359

Class N:
Net Assets	$1,905,230	$1,716,223	$411,924
Shares outstanding	174,786	129,257	42,326

Net asset value, offering and redemption price per share	$10.90	$13.28	$9.73
Class I:
Net Assets	$202,362,758	$22,813,334	$19,250,954
Shares outstanding	18,558,182	1,705,430	1,987,671

Net asset value, offering and redemption price per share	$10.90	$13.38	$9.69
Class Z:
Net Assets	$3,811,539	$185,754,515	$24,191,481
Shares outstanding	349,741	13,923,697	2,510,311

Net asset value, offering and redemption price per share	$10.90	$13.34	$9.64

The accompanying notes are an integral part of these financial statements.

Statements of Operations For the fiscal year ended October 31, 2020

	AMG GW&K Core Bond ESG Fund	AMG GW&K Emerging Wealth Equity Fund	AMG GW&K Emerging Markets Equity Fund
Investment Income:
Dividend income	$17,505	$1,511,387	$826,655
Interest income	5,440,398	295	—
Securities lending income	—	25,536	2,896
Foreign withholding tax	—	(107,803)	(112,548)
Total investment income	5,457,903	1,429,415	717,003
Expenses:
Investment advisory and management fees	638,009	865,518	267,454
Administrative fees	319,004	236,050	72,942
Distribution fees - Class N	3,985	4,374	2,375
Shareholder servicing fees - Class N	2,391	2,625	1,425
Shareholder servicing fees - Class I	154,620	15,677	13,205
Professional fees	55,756	55,056	61,382
Reports to shareholders	44,538	22,407	8,989
Registration fees	44,080	55,413	48,313
Custodian fees	30,352	90,788	70,996
Transfer agent fees	20,042	6,589	2,163
Trustee fees and expenses	19,576	13,511	4,470
Miscellaneous	9,153	5,706	6,835
Total expenses before offsets	1,341,506	1,373,714	560,549
Expense reimbursements	(159,696)	—	(85,815)
Fee waivers	—	—	(738)
Net expenses	1,181,810	1,373,714	473,996

Net investment income	4,276,093	55,701	243,007
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	3,844,884	(3,341,676)	1,772,151
Net realized loss on foreign currency transactions	—	(22,214)	(24,601)
Net change in unrealized appreciation/depreciation on investments	3,478,614	24,559,222	1,493,011
Net change in unrealized appreciation/depreciation on foreign currency translations	—	26,444	12,388
Net realized and unrealized gain	7,323,498	21,221,776	3,252,949

Net increase in net assets resulting from operations	$11,599,591	$21,277,477	$3,495,956

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG GW&K Core Bond ESG Fund		AMG GW&K Emerging Wealth Equity Fund		AMG GW&K Emerging Markets Equity Fund
	2020	2019	2020	2019	2020	2019

Increase in Net Assets Resulting From Operations:
Net investment income	$4,276,093	$5,533,713	$55,701	$1,148,596	$243,007	$2,954,181
Net realized gain (loss) on investments	3,844,884	(417,409)	(3,363,890)	2,253,942	1,747,550	12,546,813
Net change in unrealized appreciation/depreciation on investments	3,478,614	20,112,764	24,585,666	11,877,912	1,505,399	4,413,987

Net increase in net assets resulting from operations	11,599,591	25,229,068	21,277,477	15,280,450	3,495,956	19,914,981
Distributions to Shareholders:
Class N	(27,152)	(15,730)	(55,712)	(91,676)	(26,892)	(12,186)
Class I	(4,226,935)	(5,461,302)	(219,919)	(88,034)	(1,090,353)	(702,208)
Class Z	(77,096)	(85,424)	(3,346,538)	(3,150,911)	(1,569,541)	(5,489,154)
Total distributions to shareholders	(4,331,183)	(5,562,456)	(3,622,169)	(3,330,621)	(2,686,786)	(6,203,548)
Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(16,453,440)	(72,704,031)	79,224,668	36,532,694	(13,302,131)	(102,551,166)

Total increase (decrease) in net assets	(9,185,032)	(53,037,419)	96,879,976	48,482,523	(12,492,961)	(88,839,733)
Net Assets:
Beginning of year	217,264,559	270,301,978	113,404,096	64,921,573	56,347,320	145,187,053
End of year	$208,079,527	$217,264,559	$210,284,072	$113,404,096	$43,854,359	$56,347,320

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$10.53	$9.67	$10.14	$10.26	$10.23
Income (loss) from Investment Operations:
Net investment income[2,3]	0.18	0.21	0.18	0.18	0.16

Net realized and unrealized gain (loss) on investments	0.37	0.86	(0.46)	(0.12)	0.28
Total income (loss) from investment operations	0.55	1.07	(0.28)	0.06	0.44
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.21)	(0.19)	(0.18)	(0.17)
Net realized gain on investments	—	—	—	—	(0.24)
Total distributions to shareholders	(0.18)	(0.21)	(0.19)	(0.18)	(0.41)
Net Asset Value, End of Year	$10.90	$10.53	$9.67	$10.14	$10.26
Total Return[3,4]	5.31%	11.20%	(2.79)%	0.57%	4.44%
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of gross expenses to average net assets[5]	0.96%	0.95%	0.93%	0.93%	0.97%

Ratio of net investment income to average net assets[3]	1.69%	2.10%	1.88%	1.75%	1.51%
Portfolio turnover	56%	48%	17%	18%	48%
Net assets end of year (000’s) omitted	$1,905	$1,255	$502	$146	$293

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$10.54	$9.67	$10.15	$10.27	$10.24
Income (loss) from Investment Operations:
Net investment income[2,3]	0.22	0.24	0.22	0.21	0.21

Net realized and unrealized gain (loss) on investments	0.36	0.88	(0.48)	(0.12)	0.26
Total income (loss) from investment operations	0.58	1.12	(0.26)	0.09	0.47
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.25)	(0.22)	(0.21)	(0.20)
Net realized gain on investments	—	—	—	—	(0.24)
Total distributions to shareholders	(0.22)	(0.25)	(0.22)	(0.21)	(0.44)
Net Asset Value, End of Year	$10.90	$10.54	$9.67	$10.15	$10.27
Total Return[3,4]	5.55%	11.70%	(2.59)%	0.91%	4.79%
Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55%	0.55%
Ratio of gross expenses to average net assets[5]	0.63%	0.62%	0.61%	0.60%	0.65%

Ratio of net investment income to average net assets[3]	2.01%	2.42%	2.20%	2.08%	2.01%
Portfolio turnover	56%	48%	17%	18%	48%
Net assets end of year (000’s) omitted	$202,363	$212,801	$264,795	$325,855	$414,400

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class Z	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$10.53	$9.67	$10.14	$10.26	$10.23
Income (loss) from Investment Operations:
Net investment income[2,3]	0.22	0.25	0.23	0.22	0.19

Net realized and unrealized gain (loss) on investments	0.38	0.87	(0.47)	(0.12)	0.29
Total income (loss) from investment operations	0.60	1.12	(0.24)	0.10	0.48
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.26)	(0.23)	(0.22)	(0.21)
Net realized gain on investments	—	—	—	—	(0.24)
Total distributions to shareholders	(0.23)	(0.26)	(0.23)	(0.22)	(0.45)
Net Asset Value, End of Year	$10.90	$10.53	$9.67	$10.14	$10.26
Total Return[3,4]	5.73%	11.71%	(2.42)%	0.98%	4.85%
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of gross expenses to average net assets[5]	0.56%	0.55%	0.53%	0.53%	0.58%

Ratio of net investment income to average net assets[3]	2.09%	2.50%	2.28%	2.15%	1.88%
Portfolio turnover	56%	48%	17%	18%	48%
Net assets end of year (000’s) omitted	$3,812	$3,208	$5,005	$5,590	$5,668

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$11.93	$10.38	$12.94	$10.13	$9.34
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.04)	0.10	0.06	0.05	0.05

Net realized and unrealized gain (loss) on investments	1.72	1.95	(1.88)	2.80	0.74
Total income (loss) from investment operations	1.68	2.05	(1.82)	2.85	0.79
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.06)	(0.05)	(0.04)	—
Net realized gain on investments	(0.27)	(0.44)	(0.69)	—	—
Total distributions to shareholders	(0.33)	(0.50)	(0.74)	(0.04)	—
Net Asset Value, End of Year	$13.28	$11.93	$10.38	$12.94	$10.13
Total Return[3,4]	14.37%	20.82%	(15.16)%	28.31%	8.46%
Ratio of net expenses to average net assets	1.26%	1.37%[5]	1.45%[5,6]	1.45%[5,6]	1.44%
Ratio of gross expenses to average net assets[7]	1.26%	1.37%[5]	1.45%[5]	1.45%[5]	1.53%

Ratio of net investment income (loss) to average net assets[3]	(0.35)%	0.93%	0.49%	0.45%	0.51%
Portfolio turnover	37%	40%	37%	68%	58%
Net assets end of year (000’s) omitted	$1,716	$2,007	$1,940	$10	$10

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$12.03	$10.44	$12.96	$10.14	$9.34
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.01)	0.14	0.09	0.08	0.07

Net realized and unrealized gain (loss) on investments	1.73	1.96	(1.88)	2.81	0.75
Total income (loss) from investment operations	1.72	2.10	(1.79)	2.89	0.82
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.07)	(0.04)	(0.07)	(0.02)
Net realized gain on investments	(0.27)	(0.44)	(0.69)	—	—
Total distributions to shareholders	(0.37)	(0.51)	(0.73)	(0.07)	(0.02)
Net Asset Value, End of Year	$13.38	$12.03	$10.44	$12.96	$10.14
Total Return[3,4]	14.63%	21.15%	(14.89)%	28.73%	8.77%
Ratio of net expenses to average net assets	0.97%	1.08%[5]	1.19%[5,6]	1.12%[5,6]	1.16%
Ratio of gross expenses to average net assets[7]	0.97%	1.08%[5]	1.19%[5]	1.16%[5]	1.24%

Ratio of net investment income (loss) to average net assets[3]	(0.06)%	1.22%	0.75%	0.78%	0.79%
Portfolio turnover	37%	40%	37%	68%	58%
Net assets end of year (000’s) omitted	$22,813	$6,328	$2,539	$1,646	$16,639

AMG GW&K Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class Z	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$11.99	$10.41	$12.97	$10.15	$9.35
Income (loss) from Investment Operations:
Net investment income[2,3]	0.01	0.15	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.72	1.96	(1.89)	2.80	0.74
Total income (loss) from investment operations	1.73	2.11	(1.78)	2.90	0.83
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.09)	(0.09)	(0.08)	(0.03)
Net realized gain on investments	(0.27)	(0.44)	(0.69)	—	—
Total distributions to shareholders	(0.38)	(0.53)	(0.78)	(0.08)	(0.03)
Net Asset Value, End of Year	$13.34	$11.99	$10.41	$12.97	$10.15
Total Return[3,4]	14.75%	21.34%	(14.87)%	28.86%	8.86%
Ratio of net expenses to average net assets	0.86%	0.97%[5]	1.05%[5,6]	1.05%[5,6]	1.05%
Ratio of gross expenses to average net assets[7]	0.86%	0.97%[5]	1.05%[5]	1.05%[5]	1.15%
Ratio of net investment income to average net assets[3]	0.05%	1.33%	0.89%	0.85%	0.94%
Portfolio turnover	37%	40%	37%	68%	58%
Net assets end of year (000’s) omitted	$185,755	$105,069	$60,443	$59,500	$30,777

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.02%, 0.07% and 0.04% for the fiscal years ended October 31, 2019, 2018 and 2017, respectively.
[6]	Includes reduction from broker recapture amounting to less than 0.01%.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$9.52	$8.61	$10.11	$7.91	$7.23
Income (loss) from Investment Operations:
Net investment income[2,3]	0.01	0.14	0.11	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.70	1.04	(1.54)	2.18	0.66
Total income (loss) from investment operations	0.71	1.18	(1.43)	2.27	0.72
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.17)	(0.07)	(0.07)	(0.04)
Net realized gain on investments	(0.44)	(0.10)	—	—	—
Total distributions to shareholders	(0.50)	(0.27)	(0.07)	(0.07)	(0.04)
Net Asset Value, End of Year	$9.73	$9.52	$8.61	$10.11	$7.91
Total Return[3]	7.55%[4]	13.94%[4]	(14.24)%[4]	28.97%[4]	10.01%
Ratio of net expenses to average net assets	1.34%	1.30%	1.27%	1.31%	1.44%
Ratio of gross expenses to average net assets[5]	1.52%	1.30%	1.27%	1.31%	1.44%
Ratio of net investment income to average net assets[3]	0.13%	1.52%	1.12%	1.08%	0.81%
Portfolio turnover	40%	123%	24%	29%	33%
Net assets end of year (000’s) omitted	$412	$520	$289	$350	$497

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class I	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$9.48	$8.60	$10.11	$7.90	$7.19
Income (loss) from Investment Operations:
Net investment income[2,3]	0.04	0.17	0.13	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.69	1.04	(1.53)	2.18	0.67
Total income (loss) from investment operations	0.73	1.21	(1.40)	2.30	0.75
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.23)	(0.11)	(0.09)	(0.04)
Net realized gain on investments	(0.44)	(0.10)	—	—	—
Total distributions to shareholders	(0.52)	(0.33)	(0.11)	(0.09)	(0.04)
Net Asset Value, End of Year	$9.69	$9.48	$8.60	$10.11	$7.90
Total Return[3]	7.91%[4]	14.34%[4]	(13.94)%[4]	29.34%[4]	10.48%[4]
Ratio of net expenses to average net assets	1.01%	0.97%	0.99%	1.03%	1.07%
Ratio of gross expenses to average net assets[5]	1.19%	0.97%	0.99%	1.03%	1.07%
Ratio of net investment income to average net assets[3]	0.47%	1.85%	1.40%	1.36%	1.14%
Portfolio turnover	40%	123%	24%	29%	33%
Net assets end of year (000’s) omitted	$19,251	$24,100	$11,210	$2,207	$1,271

AMG GW&K Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,

Class Z	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$9.43	$8.56	$10.06	$7.86	$7.20
Income (loss) from Investment Operations:
Net investment income[2,3]	0.05	0.18	0.15	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.69	1.02	(1.53)	2.16	0.65
Total income (loss) from investment operations	0.74	1.20	(1.38)	2.29	0.74
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.23)	(0.12)	(0.09)	(0.08)
Net realized gain on investments	(0.44)	(0.10)	—	—	—
Total distributions to shareholders	(0.53)	(0.33)	(0.12)	(0.09)	(0.08)
Net Asset Value, End of Year	$9.64	$9.43	$8.56	$10.06	$7.86
Total Return[3]	8.01%[4]	14.39%[4]	(13.88)%[4]	29.62%[4]	10.52%
Ratio of net expenses to average net assets	0.94%	0.90%	0.87%	0.88%	0.94%
Ratio of gross expenses to average net assets[5]	1.12%	0.90%	0.87%	0.88%	0.94%
Ratio of net investment income to average net assets[3]	0.53%	1.92%	1.52%	1.51%	1.25%
Portfolio turnover	40%	123%	24%	29%	33%
Net assets end of year (000’s) omitted	$24,191	$31,727	$133,688	$130,828	$102,086

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements October 31, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds I (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds I: AMG GW&K Core Bond ESG Fund (“Core Bond ESG”) and AMG Funds: AMG GW&K Emerging Wealth Equity Fund (“Emerging Wealth Equity”) (formerly AMG GW&K Trilogy Emerging Wealth Equity Fund) and AMG GW&K Emerging Markets Equity Fund (“Emerging Markets Equity”) (formerly AMG GW&K Trilogy Emerging Markets Equity Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective May 1, 2019, Core Bond ESG changed its principle investment strategy to give special consideration to environmental, social and governance (“ESG”) criteria.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trusts (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sale loss deferrals, mark-to-market on passive foreign investment companies, and capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	Core Bond ESG		Emerging Wealth Equity		Emerging Markets Equity
Distributions paid from:	2020	2019	2020	2019	2020	2019
Ordinary income *	$4,331,183	$5,562,456	$1,049,631	$542,178	$2,686,786	$6,203,548
Long-term capital gains	—	—	2,572,538	2,788,443	—	—

	$4,331,183	$5,562,456	$3,622,169	$3,330,621	$2,686,786	$6,203,548

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Notes to Financial Statements (continued)

As of October 31, 2020, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Core Bond ESG	Emerging Wealth Equity	Emerging Markets Equity
Capital loss carryforward	$425,987	$911,098	—
Undistributed ordinary income	10,769	35,159	$710,745
Undistributed long-term capital gains	—	—	1,624,970

At October 31, 2020, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation
Core Bond ESG	$192,033,344	$12,461,398	$(543,111)	$11,918,287
Emerging Wealth Equity	168,061,969	40,527,752	(8,187,047)	32,340,705
Emerging Markets Equity	33,074,590	12,330,056	(3,197,880)	9,132,176

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2020, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2020, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Core Bond ESG	$425,987	$0	$425,987
Emerging Wealth Equity	911,098	0	911,098

As of October 31, 2020, Emerging Markets Equity had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended October 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended October 31, 2020, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term
Core Bond ESG	$1,501,319	$2,340,507

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, Emerging Wealth Equity and Emerging Markets Equity deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2019, Emerging Wealth Equity and Emerging Markets Equity had redemption fees amounting to $25 and $194, respectively. These amounts are netted against the cost of shares repurchased.

For the fiscal years ended October 31, 2020 and October 31, 2019, the capital stock transactions by class for the Funds were as follows:

		Core Bond ESG				Emerging Wealth Equity
	October 31, 2020		October 31, 2019		October 31, 2020		October 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	85,411	$920,846	87,070	$910,282	24,646	$275,535	69,471	$769,916

Reinvestment of distributions	2,508	26,975	1,518	15,524	4,548	55,712	9,251	90,748

Cost of shares repurchased	(32,291)	(348,057)	(21,364)	(222,853)	(68,095)	(733,597)	(97,339)	(1,084,456)

Net increase (decrease)	55,628	$599,764	67,224	$702,953	(38,901)	$(402,350)	(18,617)	$(223,792)

Class I:

Proceeds from sale of shares	1,374,556	$14,850,604	875,494	$8,860,974	1,818,122	$21,632,228	471,195	$5,535,916

Reinvestment of distributions	374,177	4,019,598	515,172	5,217,134	17,592	216,555	8,893	87,775

Cost of shares repurchased	(3,385,772)	(36,392,063)	(8,572,748)	(85,400,513)	(656,368)	(7,085,572)	(197,196)	(2,166,432)

Net increase (decrease)	(1,637,039)	$(17,521,861)	(7,182,082)	$(71,322,405)	1,179,346	$14,763,211	282,892	$3,457,259

Class Z:

Proceeds from sale of shares	82,098	$869,531	27,467	$272,702	8,182,601	$98,216,854	3,990,467	$44,631,920

Reinvestment of distributions	7,172	77,096	7,734	78,419	27,678	339,331	32,301	317,526

Cost of shares repurchased	(44,147)	(477,970)	(248,245)	(2,435,700)	(3,049,658)	(33,692,378)	(1,063,505)	(11,650,219)

Net increase (decrease)	45,123	$468,657	(213,044)	$(2,084,579)	5,160,621	$64,863,807	2,959,263	$33,299,227

		Emerging Markets Equity

	October 31, 2020		October 31, 2019

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	181,059	$1,744,337	26,442	$249,645

Reinvestment of distributions	2,833	26,891	1,362	12,186

Cost of shares repurchased	(196,188)	(1,558,530)	(6,762)	(64,732)

Net increase (decrease)	(12,296)	$212,698	21,042	$197,099

Class I:

Proceeds from sale of shares	1,230,745	$9,743,030	1,450,638	$13,047,613

Reinvestment of distributions	52,112	491,414	32,500	286,519

Cost of shares repurchased	(1,837,609)	(15,777,470)	(243,911)	(2,243,793)

Net increase (decrease)	(554,752)	$(5,543,026)	1,239,227	$11,090,339

Notes to Financial Statements (continued)

		Emerging Markets Equity

	October 31, 2020		October 31, 2019

	Shares	Amount	Shares	Amount

Class Z:
Proceeds from sale of shares	231,629	$2,130,804	1,633,015	$15,883,163

Reinvestment of distributions	128,421	1,203,308	577,222	5,074,236

Cost of shares repurchased	(1,213,641)	(11,305,915)	(14,461,736)	(134,796,003)

Net decrease	(853,591)	$(7,971,803)	(12,251,499)	$(113,838,604)

At October 31, 2020, certain affiliated and unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Equity - one owns 34%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2020, the Funds had no repurchase agreements.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2020, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Core Bond ESG	0.30%
Emerging Wealth Equity	0.55%
Emerging Markets Equity	0.55%

The Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Core Bond ESG, Emerging Wealth Equity and Emerging Markets Equity to 0.48%, 1.05% and 0.87%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to March 1, 2020, the total annual Fund operating expense limitation was 1.05% of Emerging Markets Equity’s average daily net assets.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may

Notes to Financial Statements (continued)

recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At October 31, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration
Period	Core Bond ESG	Emerging Markets Equity
Less than 1 year	$146,013	—
1-2 years	156,648	—
2-3 years	159,696	$85,815

Total	$462,357	$85,815

The Investment Manager has contractually agreed, through at least March 1, 2021, to waive management fees and/or pay or reimburse Emerging Markets Equity’s expenses in an amount that is equal to the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired funds. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement among the Investment Manager, GW&K and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For the fiscal year ended October 31, 2020, the Investment Manager waived $738 in fees.

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N shares and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2020, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Core Bond ESG
Class N	0.15%	0.15%
Class I	0.10%	0.07%
Emerging Wealth Equity
Class N	0.15%	0.15%
Class I	0.15%	0.11%
Emerging Markets Equity
Class N	0.15%	0.15%
Class I	0.15%	0.07%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations

Notes to Financial Statements (continued)

as interest income and miscellaneous expense, respectively. At October 31, 2020, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended October 31, 2020:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate
Core Bond ESG	$1,272,899	5	$173	0.993%
Emerging Wealth Equity	892,738	5	295	2.413%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
Emerging Wealth Equity	$2,094,556	2	$175	1.525%

Emerging Markets Equity	2,522,039	24	2,848	1.720%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2020, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Core Bond ESG	$88,539,079	$82,154,915

Emerging Wealth Equity	125,376,235	55,936,702

Emerging Markets Equity	18,868,574	34,999,551

Core Bond ESG purchases and sales of U.S. Government obligations during the fiscal year ended October 31, 2020 were $28,625,380 and $49,123,629, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at October 31, 2020, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Emerging Wealth Equity	$7,345,204	—	$7,692,326	$7,692,326
Emerging Markets Equity	865,468	—	884,372	884,372

The following table summarizes the securities received as collateral for securities lending at October 31, 2020:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Emerging Wealth Equity	U.S. Treasury Obligations	0.010%-8.125%	11/15/20-02/15/50
Emerging Markets Equity	U.S. Treasury Obligations	0.010%-8.125%	11/15/20-02/15/50

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Notes to Financial Statements (continued)

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS I AND SHAREHOLDERS OF AMG GW&K CORE BOND ESG FUND, AMG GW&K EMERGING WEALTH EQUITY FUND (FORMERLY AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND) AND AMG GW&K EMERGING MARKETS EQUITY FUND (FORMERLY AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND):

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Core Bond ESG Fund (one of the funds constituting AMG Funds I), AMG GW&K Emerging Wealth Equity Fund (formerly AMG GW&K Trilogy Emerging Wealth Equity Fund) and AMG GW&K Emerging Markets Equity Fund (formerly AMG GW&K Trilogy Emerging Markets Equity Fund) (two of the funds constituting AMG Funds) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31 2020, and each of the financial highlights for each of the five years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2020

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

The AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Wealth Equity Fund and AMG GW&K Emerging Markets Equity Fund each hereby designates the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019/2020 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2020:

AMG GW&K Emerging Wealth Equity Fund

▶The total amount of taxes paid and income sourced from foreign countries was $100,564 and $1,226,917, respectively.

AMG GW&K Emerging Markets Equity Fund

▶The total amount of taxes paid and income sourced from foreign countries was $103,720 and $823,225, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Wealth Equity Fund and AMG GW&K Emerging Markets Equity Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2020, $0, $2,572,538 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 46 Funds in Fund Complex	Bruce B. Bingham, 72 Partner, Hamilton Partners (real estate development firm) (1987-2020); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee of AMG Funds since 1999 • Trustee of AMG Funds I since 2000 • Oversees 35 Funds in Fund Complex

Edward J. Kaier, 75

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019); Trustee of AMG Funds IV (11 portfolios) (2010 - 2020).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex

Kurt A. Keilhacker, 57

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016);

Trustee, Board Member, 6wind SA, (2002-2019).

• Trustee since 2000 • Oversees 46 Funds in Fund Complex

Steven J. Paggioli, 70

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Richard F. Powers III, 74

Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2011-2015); Director, Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003); President, Morgan Stanley Client Group (2000-2002); Executive Vice President and Chief Marketing Officer of the Morgan Stanley Individual Investor Group (1984-1998).

• Independent Chairman • Trustee since 2000 • Oversees 49 Funds in Fund Complex

Eric Rakowski, 62

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex

Victoria L. Sassine, 55

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Teaching Fellow, Goldman Sachs 10,000 Small Business Initiative (2010-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee of AMG Funds since 2004 • Trustee of AMG Funds I since 2000 • Oversees 46 Funds in Fund Complex

Thomas R. Schneeweis, 73

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (2010-2019); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Finance Professor, University of Massachusetts (1977-2013).

AMG Fund Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 68

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 62

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 55

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 54

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 50

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 46

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 35

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 43

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Emerging Markets Equity Fund (formerly AMG GW&K Trilogy Emerging Markets Equity Fund), AMG GW&K Emerging Wealth Equity Fund (formerly AMG GW&K Trilogy Emerging Wealth Equity Fund), and AMG GW&K Core Bond ESG Fund: Approval of Investment Management and Subadvisory Agreements on June 25, 2020

At a meeting held via telephone and video conference on June 25, 2020,[1] the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds and AMG Funds I (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Emerging Markets Equity Fund (formerly AMG GW&K Trilogy Emerging Markets Equity Fund) and AMG GW&K Emerging Wealth Equity Fund (formerly AMG GW&K Trilogy Emerging Wealth Equity Fund), and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; and the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds I for AMG GW&K Core Bond ESG Fund, and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreements, as amended at any time prior to the date of the meeting (collectively, the “Subadvisory Agreements”), with the Subadviser for AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, and AMG GW&K Core Bond ESG Fund (each, a “Fund,” and collectively, the “Funds”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and

Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing

relating to each Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”), other relevant matters, and other information provided to	reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the	each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Funds and its discussions with the Subadviser’s management regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2020 and for the period from the Class Z shares’ inception on March 1, 2011 through March 31, 2020 was below, above, above, and below, respectively, the median performance of the Peer Group and below, above, above, and below, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance. The has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, and 5-year periods ended March 31, 2020 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2020 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, noting that the Fund ranked in the top decile relative to its Peer Group for the 3-year and 5-year periods and the period from inception through March 31, 2020. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2020 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index®. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees specifically noted the change in the Fund’s Subadviser in February 2015 and that the performance record prior to that time reflects that of the prior Subadviser. The Trustees also took into account the fact that the Fund transitioned to include an ESG strategy in 2019. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES ; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment

Manager and its affiliates from these relationships. The Trustees also considered the change to the expense cap that was implemented during the past year for AMG GW&K Emerging Markets Equity Fund. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to each Fund and the resulting profitability from

Trustees noted that the Fund ranked in the top third relative to its Peer Group for the 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG GW&K Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class

Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment	the relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Emerging Markets Equity Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that, effective March 1, 2020, the Investment Manager has contractually agreed, through March 1, 2021, (a) to lower the Fund’s contractual expense limitation from 1.05% to 0.87% of the Fund’s net annual operating expenses (subject to certain excluded expenses), and (b) to waive management fees and/or pay or reimburse the Fund’s expenses in an amount equal to the fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Emerging Wealth Equity Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares (the class of shares which is the primary focus of the Fund’s distribution) of the Fund as of March 31, 2020 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG GW&K Core Bond ESG Fund, the Trustees noted that the management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) of Class I shares of the Fund as of March 31, 2020 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager and the

Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and each Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 25, 2020, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 25, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of AMG Funds or AMG Funds I, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Mid Cap

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	103120	AR069

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2020	Fiscal 2019
AMG GW&K Emerging Markets Equity Fund	$49,266	$49,495
AMG GW&K Emerging Wealth Equity Fund	$41,608	$51,473

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2020	Fiscal 2019
AMG GW&K Emerging Markets Equity Fund	$6,050	$6,050
AMG GW&K Emerging Wealth Equity Fund	$6,050	$6,050

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2020 and $0 for fiscal 2019, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2020 and 2019 for non-audit services rendered to the Funds and Fund Service Providers were $61,600 and $61,600, respectively. For the fiscal year ended October 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 6, 2021

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 6, 2021